SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                      EV Classic Senior Floating-Rate Fund

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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
                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                                  March 21, 2005

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves, EV Classic Senior Floating-Rate Fund and Eaton Vance Institutional Senior Floating-Rate Fund (each a "Fund"), on Friday, April 29, 2005. There is only one item on the agenda, but it is an important one - the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card for each account that you own.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees and two new Trustees. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Boards will continue to be composed of Trustees who are independent of Fund management.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like  additional  information  concerning the election of Trustees,
please  call  one  of  our  service  representatives  at  1-800-262-1122.   Your
participation in this vote is extremely important.

                                           Sincerely,

                                           /s/ James B. Hawkes

                                          James B. Hawkes
                                          President and Chief Executive Officer
                                          Eaton Vance Management

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                            To Be Held April 29, 2005

A Special Meeting of Shareholders of each Fund will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts  02109, on Friday,  April 29, 2005 at 1:30 P.M.  (Eastern Standard
Time), for the following purposes:

     1.   To consider and act upon a proposal to elect Trustees.

     2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on February 28, 2005 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                        By Order of the Boards of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

March 21, 2005
Boston, Massachusetts

                                    IMPORTANT

Shareholders can help the Boards of Trustees avoid the necessity and additional expense to each Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                Special Meeting of Shareholders - April 29, 2005

                 EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
                         EATON VANCE PRIME RATE RESERVES
                      EV CLASSIC SENIOR FLOATING-RATE FUND
               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                   (each, a "Fund" and together, the "Funds")

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of Special Meeting of the Funds to be held April 29, 2005 at 1:30 P.M. (Eastern Standard Time) at The Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Boards of Trustees of the Funds. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about March 21, 2005. Each Fund is in a master-feeder structure and invests its assets in Senior Debt Portfolio (the "Portfolio"). Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on February 28, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of February 1, 2005 was as follows:


                                                              No. of Shares
                                                             Outstanding on
Fund Name                                                    February 1, 2005

Eaton Vance Advisers Senior Floating-Rate Fund                 10,795,389
------------------------------------------------------------------------------
Eaton Vance Prime Rate Reserves                               176,322,766
------------------------------------------------------------------------------
EV Classic Senior Floating-Rate Fund                          138,699,162
------------------------------------------------------------------------------
Eaton Vance Institutional Senior Floating-Rate Fund            10,039,642
------------------------------------------------------------------------------


The persons who held of record more than 5% of the outstanding shares of a Fund as of February 1, 2005 are set forth in Exhibit A. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of a Fund. The Trustees, nominees for Trustee, and executive officers of the Trusts, as a group, own beneficially less than 1% of the outstanding shares of each Fund. As noted in Proposal 1, a plurality of the shares of each Fund is required to approve that proposal for that Fund. Shareholders do not have appraisal rights in connection with the proposals described in this proxy statement. Election of Trustees is non-cumulative.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Special Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund will furnish without charge a copy of the Fund's most recent Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should (i) access them on Eaton Vance's website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator; or
(iii) call 1-800-262-1122.

                        PROPOSAL 1. ELECTION OF TRUSTEES

The Boards of Trustees have proposed that the slate of persons listed in the table set forth below be elected as Trustees of each Fund and the Portfolio. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Messrs. Esty and Verni who are nominees for election to the Boards. Other than the nomination of Messrs. Esty and Verni, the slate of nominees for the Boards consists of persons currently serving as Trustees on the Boards.

Trustee Nominations

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Each Trustee holds office until his or her successor is elected and qualified. Information about Fund and Portfolio officers appears below under "Additional Information".

Interested Trustees

James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

                                                                                                 Number of              Other
                          Position(s)       Term of                                          Portfolios in Fund      Directorships
                         Held with the   Office(2) and                                      Complex Overseen by     Held by Trustee
Name, Address              Funds and       Length of      Principal Occupation(s) During     Trustee or Nominee       or Nominee
and Age(1)                 Portfolio      Time Served             Past Five Years              for Trustee(3)         for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

James B. Hawkes            Trustee       Exhibit B        Chairman, President and Chief              195             Director of EVC
DOB: 11/9/41                                              Executive Officer of BMR, Eaton
                                                          Vance, EVC and EV; Vice President
                                                          of EVD.  Trustee and/or officer
                                                          of 195 registered investment
                                                          companies in the Eaton Vance
                                                          Group of Funds.

                                    2

                                                                                                 Number of              Other
                          Position(s)       Term of                                          Portfolios in Fund      Directorships
                         Held with the   Office(2) and                                      Complex Overseen by     Held by Trustee
Name, Address              Funds and       Length of      Principal Occupation(s) During     Trustee or Nominee       or Nominee
and Age(1)                 Portfolio      Time Served             Past Five Years              for Trustee(3)         for Trustee
------------------------------------------------------------------------------------------------------------------------------------

Noninterested Trustees

Benjamin C. Esty           Current              - - -     Professor, Harvard University             - - -           None
DOB: 1/2/63                Nominee for                    Graduate School of Business
                           Trustee                        Administration.

Samuel L. Hayes, III       Chairman of      Exhibit B     Jacob H. Schiff Professor of               195            Director of
DOB: 2/23/35               the Boards and                 Investment Banking Emeritus,                              Tiffany & Co.
                           Trustee                        Harvard University Graduate                               (specialty
                                                          School of Business                                        retailer) and
                                                          Administration.                                           Telect, Inc.
                                                                                                                    (telecommuni-
                                                                                                                    cation services
                                                                                                                    company)

William H. Park            Trustee          Exhibit B     President and Chief Executive              195            None
DOB: 9/19/47                                              Officer, Prizm Capital
                                                          Management, LLC (investment
                                                          management firm) (since 2002).
                                                          Executive Vice President and
                                                          Chief Financial Officer, United
                                                          Asset Management Corporation (a
                                                          holding company owning
                                                          institutional investment
                                                          management firms) (1982-2001).

Ronald A. Pearlman         Trustee          Exhibit B     Professor of Law, Georgetown               195            None
DOB:  7/10/40                                             University Law Center (since
                                                          1999). Formerly, Tax
                                                          Partner, Covington &
                                                          Burling, Washington,
                                                          DC (1991-2000).

Norton H. Reamer           Trustee          Exhibit B     President, Chief Executive                 195            None
DOB: 9/21/35                                              Officer and a Director of Asset
                                                          Management Finance Corp. (a
                                                          specialty finance company
                                                          serving the investment management
                                                          industry) (since October 2003).
                                                          President, Unicorn Corporation
                                                          (an investment and financial
                                                          advisory services company)
                                                          (since September 2000).
                                                          Formerly, Chairman and Chief
                                                          Operating Officer, Hellman,
                                                          Jordan Management Co., Inc. (an
                                                          investment management company)
                                                          (2000-2003). Formerly, Advisory
                                                          Director of Berkshire Capital
                                                          Corporation (investment banking
                                                          firm) (2002-2003).  Formerly,
                                                          Chairman of the Board, United
                                                          Asset Management Corporation (a
                                                          holding company owning institutional
                                                          investment management firms)
                                                          and Chairman, President and
                                                          Director, UAM Funds (mutual funds)
                                                          (1980-2000).


                                       3

                                                                                                 Number of              Other
                          Position(s)       Term of                                          Portfolios in Fund      Directorships
                         Held with the   Office(2) and                                      Complex Overseen by     Held by Trustee
Name, Address              Funds and       Length of      Principal Occupation(s) During     Trustee or Nominee       or Nominee
and Age(1)                 Portfolio      Time Served             Past Five Years              for Trustee(3)         for Trustee
------------------------------------------------------------------------------------------------------------------------------------


Lynn A. Stout              Trustee          Exhibit B     Professor of Law, University of            195            None
DOB: 9/14/57                                              California at Los Angeles School
                                                          of Law (since July 2001).
                                                          Formerly, Professor of Law,
                                                          Georgetown University Law Center.

Ralph F. Verni             Current          - - -         Consultant and private investor           - - -           Director of W.P.
DOB: 1/26/43               Nominee for                    (since 2000); president and                               Carey & Company
                           Trustee                        Chief Executive Officer, Redwood                          LLC (manager of
                                                          Investment Systems, Inc.                                  real estate
                                                          (software developer) (2000);                              investment
                                                          Chairman, President and Chief                             trusts)
                                                          Executive officer, State Street
                                                          Research & Management and SSRM
                                                          Holdings (investment adviser)
                                                          (1992-2000).

(1) The business address of each Trustee and nominee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) As noted under "Trustee Nominations," each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each nominee for Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Interests in the Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is December 31, 2004.

                                                             Dollar Range of Equity Securities Owned by

                           Benjamin C.  James B.      Samuel L.       William H.   Ronald A.    Norton H.     Lynn A.      Ralph F.
Fund Name                    Esty(1)    Hawkes(2)   Hayes, III(3)(4)   Park(3)    Pearlman(3)   Reamer(3)   Stout(3)(4)    Verni(1)
---------                    -------    ---------   ---------------    -------    -----------   ---------   -----------    --------
Eaton Vance Advisers
Senior Floating-Rate Fund     None        None           None           None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Prime Rate
Reserves                      None        None           None           None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
EV Classic Senior
Floating-Rate Fund            None        None           None           None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance
Institutional Senior          None        None           None           None         None         None         None          None
Floating-Rate Fund
-----------------------------------------------------------------------------------------------------------------------------------

Aggregate Dollar Range        None        Over           Over           Over         Over        Over         Over           None
of Equity Securities                    $100,000       $100,000       $100,000     $100,000    $100,000     $100,000
Owned in all Registered
Funds Overseen by
Trustee in the Eaton
Vance Group of Funds

(1)  Nominee for Noninterested Trustee
(2)  Interested Trustee
(3)  Noninterested Trustee
(4) For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Boards of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

Board Meetings and Committees

During the fiscal year ended November 30, 2004, the Trustees met nine times. Each Board has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. During the fiscal year ended November 30, 2004, the Audit Committee met four times, the Special Committee met five times and the Governance Committee met six times. Each Trustee currently serving on the Boards listed above attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolio has the same Trustee committee and compensation structure and committee composition as the Funds.

The Audit, Special and Governance Committees of the Boards are comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Boards.

Messrs. Reamer (Chair), Hayes and Park and Ms. Stout serve on the Audit Committee of the Boards of Trustees of the Funds and Portfolio, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purposes of the Audit Committee are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; and (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit. Each Fund's Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit 2. The Audit Committee's Report is set forth below under "Additional Information". Each Board designated Messrs. Park, Hayes and Reamer as Audit Committee financial experts.

Messrs. Hayes (Chair), Park, Pearlman and Reamer and Ms. Stout serve on the Special Committee of the Boards of Trustees of the Funds and Portfolio. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Boards of Trustees concerning the following matters: (i) contractual arrangements with each service provider to a Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of a Fund's service providers (including Eaton Vance or any affiliated entity thereof) has any actual or potential conflict of interest with the interests of a Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

In  February  2004,  the  Special   Committee   established  a  Contract  Review
Subcommittee to act on matters delegated to it by the Special Committee, including matters relating to a Fund's investment advisory agreement and other service contracts, expense allocation, a Fund's directors' and officers' errors and omissions insurance coverage, and actual or potential conflicts of interest between Eaton Vance and its affiliated companies, on the one hand, and a Fund on the other hand. On August 16, 2004, the Special Committee approved a revised

Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The Contract Review Subcommittee was comprised of Messrs. Hayes (Chair), Park, Pearlman and Reamer and met six times during the fiscal year ended November 30, 2004.

Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Boards of Trustees of the Funds and Portfolio. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Boards of Trustees with respect to the structure, membership and operation of the Boards of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Boards of Trustees and the compensation of such persons.

Each Fund's Board of Trustees has adopted a written charter for its Governance Committee, not available on the Funds' website, a copy of which is attached as
Exhibit 1. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with the procedures  described  in  the  Committee's  charter.  In  no  event  shall  the
Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in Appendix A to the Committee's charter. Messrs. Esty and Verni were recommended to the Governance Committee by one of the Independent Trustees.

Communication with the Boards

Shareholders wishing to communicate with the Boards may do so by sending a written communication to the Chairperson of the Boards of Trustees, any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

Trustees of the Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Funds nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Funds and the Portfolio, respectively. The compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of the Funds and Portfolio as of November 30, 2004 (the Funds' most recent fiscal year end), and the compensation earned in their capacities as Trustees of the funds in the Eaton Vance fund complex for the year ended December 31, 2004, is set forth in the following table.

                                              Samuel L.          William H.        Ronald A.        Norton H.         Lynn A.
Source of Compensation                        Hayes, III           Park            Pearlman          Reamer            Stout
----------------------                        ----------           ----            --------          ------            -----
Eaton Vance Advisers Senior
Floating-Rate Fund                            $    190          $    174         $    184          $    180        $    185

Eaton Vance Institutional Senior
Floating-Rate Fund                                  69                63               66                65              68

Eaton Vance Prime Rate Reserves                    557               511              539               529             562

EV Classic Senior Floating-Rate Fund               557               511              539               529             562

Senior Debt Portfolio                            5,163             4,687            4,804             4,901           5,041

Complex Total(1)                              $200,000          $180,000(2)      $180,000          $190,000        $190,000(3)

(1) As of February 28, 2005, the Eaton Vance fund complex consisted of 195 registered investment companies or series thereof.
(2)  Includes $106,995 of deferred compensation.
(3)  Includes $45,000 of deferred compensation.

Election of Portfolio Trustees

As described above, each nominee for Trustee of a Fund is also nominated to serve as a Trustee of the Portfolio. Each Fund will vote its interest in the Portfolio for or against a nominee in the same proportion as the instructions received from the Fund's shareholders.

Voting at the Meeting

Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Funds and Portfolio, to hold office until their successors are elected and qualified.

Vote Required to Approve Proposal 1

Each Fund's Board of Trustees shall be elected by a plurality of the shares of the Fund voted in person or by proxy.

The Boards of Trustees recommend that the shareholders of each Fund vote to elect each nominee as a Trustee of the Fund.

                       NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

Audit Committee Report

Each Fund's Audit Committee reviewed the audited financial statements with Fund management. Each Fund's Audit Committee also reviewed the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards

Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and considered the independent registered public accounting firm's independence.

Based on the review referred to above, each Audit Committee ratified the inclusion of the audited financial statements in the Fund's annual report to shareholders for the fiscal year ended November 30, 2004 for filing with the Securities and Exchange Commission. As mentioned, the Audit Committee is comprised of Messrs. Reamer (Chair), Hayes and Park and Ms. Stout.

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds and the Portfolio. Deloitte is expected to be represented at the Special Meeting but, if not, a representative will be available by telephone should the need for consultation arise. Deloitte's representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. A list of the Funds and the aggregate audit, audit-related, tax, and other fees billed for services rendered to each Fund by the Fund's principal accountant for the relevant periods are set forth on Exhibit C hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the relevant periods to (i) each Fund by the Fund's principal accountant; and (ii) the Eaton Vance Organization by each Fund's principal accountant are also set forth on Exhibit C hereto.

Each Fund's Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund's Audit Committee at least annually. Each Fund's Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund's principal accountant.

Each Fund's Audit Committee has considered whether the provision by the Fund's principal accountant of non-audit services to the Fund's investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

Officers of the Funds and Portfolio

The officers of the Funds and Portfolio and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds and Portfolio benefit from the advisory fees paid by the Funds to Eaton Vance.

                              Position(s) Held
                               with Funds and      Term of Office and                       Principal Occupations
Name, Address and Age(1)         Portfolio       Length of Time Served                    During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
Scott H. Page                    President           See Exhibit B       Vice President of Eaton Vance and BMR.  Officer of 13
DOB: 11/30/59                                                            registered investment companies managed by Eaton Vance or
                                                                         BMR.

Payson F. Swaffield            Vice President        See Exhibit B       Vice President of Eaton Vance and BMR.  Officer of 13
DOB: 8/13/56                                                             registered investment companies managed by Eaton Vance or
                                                                         BMR.


                                       8

                              Position(s) Held
                               with Funds and      Term of Office and                       Principal Occupations
Name, Address and Age(1)         Portfolio       Length of Time Served                    During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------

Alan R. Dynner                   Secretary           See Exhibit B       Vice President, Secretary and Chief Legal Officer of BMR,
DOB: 10/10/40                                                            Eaton Vance, EVD, EV and EVC.  Officer of 195 registered
                                                                         investment companies managed by Eaton Vance or BMR.

Barbara E. Campbell              Treasurer           See Exhibit B       Vice President of Eaton Vance and BMR.  Officer of 195
DOB: 6/19/57                                                             registered investment companies managed by Eaton Vance or
                                                                         BMR.

Paul M. O'Neil                Chief Compliance       See Exhibit B       Vice President of Eaton Vance and BMR.  Officer of 195
DOB:  7/11/53                     Officer                                registered investment companies managed by EVM or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

Investment Adviser, Administrator and Underwriter

BMR serves as investment adviser to the Portfolio, as well as many of the other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator and sub-transfer agent to each Fund. EVD acts as the principal underwriter for each Fund and as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Fund's Board of Trustees will be borne by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Funds, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy solicitation costs for the Funds are estimated to be $33,000. As mentioned, such costs will be borne ratably by all of the Funds.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Funds may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of a Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, EVM and its affiliates, and any person who owns more than ten percent of a Fund's outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the Funds' fiscal year ended November 30, 2004, except for Ms. Campbell, an officer of the Funds, who filed a Form 5 in lieu of a late Form 4 upon a sale of shares of Eaton Vance Institutional Senior Floating-Rate Fund, and Jeffrey P. Beale, an executive officer of EVM, who filed a Form 5 in lieu of a late Form 4 upon two separate sales of shares of Eaton Vance Prime Rate Reserves.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.


March 21, 2005

                                                                       EXHIBIT A

As of February 1, 2005, the following record owner(s) of the specified Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. As of the same date, no shareholder owned beneficially more than 5% of the outstanding shares of EV Classic Senior Floating-Rate Fund. Beneficial owners of 25% or more of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

                                                                                  Amount of
                                                                                Securities and
                                                        Address                   % Owned
                                                        -------                 ---------------
Eaton Vance Advisers Senior Floating-Rate Fund
     Charles Schwab & Co. Inc.                          San Francisco, CA        1,881,862 (17.4%)
     FTC & Co.                                          Denver, CO                 721,589  (6.7%)
Eaton Vance Prime Rate Reserves
     Merrill Lynch, Pierce, Fenner & Smith, Inc.        Jacksonville, FL        24,772,068 (14.0%)
Eaton Vance Institutional Senior Floating-Rate Fund
     Merrill Lynch Ventures LP 2001 A Partnership       New York, NY             5,333,904 (53.1%)

                                                                                                                           EXHIBIT B


                                              POSITIONS HELD AND YEAR OF ORIGINAL ELECTION AS TRUSTEE/OFFICER
                                              ---------------------------------------------------------------

                           Eaton Vance           Eaton Vance           Eaton Vance
                         Advisers Senior         Prime Rate        Institutional Senior      EV Classic Senior       Senior Debt
Interested Trustees     Floating-Rate Fund        Reserves          Floating-Rate Fund       Floating-Rate Fund       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
James B. Hawkes              T-1998                T-1989                 T-1999                  T-1993               T-1992
------------------------------------------------------------------------------------------------------------------------------------

Noninterested
Trustees
------------------------------------------------------------------------------------------------------------------------------------
Samuel L. Hayes, III         T-1998                T-1989                 T-1999                  T-1994               T-1994
                            CH-2005               CH-2005                CH-2005                 CH-2005              CH-2005
------------------------------------------------------------------------------------------------------------------------------------
William H. Park              T-2003                T-2003                 T-2003                  T-2003               T-2003
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Pearlman           T-2003                T-2003                 T-2003                  T-2003               T-2003
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer             T-1998                T-1989                 T-1999                  T-1994               T-1994
------------------------------------------------------------------------------------------------------------------------------------
Lynn A. Stout                T-1998                T-1998                 T-1999                  T-1998               T-1998
------------------------------------------------------------------------------------------------------------------------------------

Officers
------------------------------------------------------------------------------------------------------------------------------------
Scott H. Page               P-2002                 P-2002                 P-2002                  P-2002               P-2002
                           VP-1998                VP-1998                VP-1999                 VP-1998              VP-1996
------------------------------------------------------------------------------------------------------------------------------------
Payson F. Swaffield        VP-1998                VP-1998                VP-1999                 VP-1998              VP-1996
------------------------------------------------------------------------------------------------------------------------------------
Alan R. Dynner              S-1998                 S-1997                 S-1999                  S-1997               S-1997
------------------------------------------------------------------------------------------------------------------------------------
Barbara E. Campbell        TR-2002                TR-2002                TR-2002                 TR-2002              TR-2002
                           AT-1998                AT-1991                AT-1999                 AT-1993              AT-1992
------------------------------------------------------------------------------------------------------------------------------------
Paul M. O'Neil            CCO-2004               CCO-2004               CCO-2004                CCO-2004             CCO-2004
------------------------------------------------------------------------------------------------------------------------------------

  T = Trustee
 CH = Chairman
  P = President
 VP = Vice President
 TR = Treasurer
 AT = Assistant Treasurer
  S = Secretary
CCO = Chief Compliance Officer

                                                                       EXHIBIT C

                      PRINCIPAL ACCOUNTANT FEE INFORMATION

The following table presents the aggregate fees billed for services rendered to each Fund for that Fund's last two fiscal years by the Funds' independent registered public accounting firm for professional services rendered for the audit of each Fund's annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during those periods. No services described below were approved pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

                                                         Audit-Related                             All Other
                                     Audit Fees             Fees(2)            Tax Fees(3)          Fees(4)              Total
------------------------------------------------------------------------------------------------------------------------------------
                                  2003       2004       2003       2004      2003      2004      2003      2004      2003     2004
Fund/Portfolio                   Fiscal     Fiscal     Fiscal     Fiscal    Fiscal    Fiscal    Fiscal    Fiscal    Fiscal   Fiscal
Name               Auditor(1)     Year       Year       Year       Year      Year      Year      Year      Year      Year     Year
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance
Advisers Senior
Floating-Rate
Fund               Deloitte      $9682      $11,062      $0         $0       $5200     $5300      $0        $0     $14,882   $16,362
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance
Prime Rate
Reserves           Deloitte     11,845       12,298       0          0        5200      5300       0         0      17,045    17,598
------------------------------------------------------------------------------------------------------------------------------------
EV Classic
Senior
Floating-Rate
Fund               Deloitte     11,845       12,298       0          0        5200      5300       0         0      17,045    17,598
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance
Institutional
Senior
Floating-Rate
Fund               Deloitte      9682        10,032       0          0        5200      5300       0         0      14,882    15,332
------------------------------------------------------------------------------------------------------------------------------------
Senior Debt
Portfolio          Deloitte   188,078       193,681       0          0        7500      7700       0         0     195,578   201,381
------------------------------------------------------------------------------------------------------------------------------------

(1)  Deloitte refers to Deloitte & Touche LLP
(2) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(3) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(4) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for that Fund's last two fiscal years by the Fund's independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization for the fiscal years ended October 31, 2003 and October 31, 2004 by each Fund's independent registered public accounting firm.

Fund/Portfolio                                                 Auditor             2003 Fiscal Year        2004 Fiscal Year
--------------                                                 -------             -----------------       ----------------
  Eaton Vance Advisers Senior Floating-Rate Fund               Deloitte                 $5200                   $5300
--------------------------------------------------------------------------------------------------------------------------------
  Eaton Vance Prime Rate Reserves                              Deloitte                  5200                    5300
--------------------------------------------------------------------------------------------------------------------------------
  EV Classic Senior Floating-Rate Fund                         Deloitte                  5200                    5300
--------------------------------------------------------------------------------------------------------------------------------
  Eaton Vance Institutional Senior Floating-Rate Fund          Deloitte                  5200                    5300
--------------------------------------------------------------------------------------------------------------------------------
  Senior Debt Portfolio                                        Deloitte                  7500                    7700
--------------------------------------------------------------------------------------------------------------------------------
Eaton Vance(1)                                                 Deloitte              $467,489                $340,730
--------------------------------------------------------------------------------------------------------------------------------

(1) The Funds' investment adviser and any of its affiliates that provide ongoing services to the Funds which are subsidiaries of Eaton Vance Corp.

                                                                       EXHIBIT 1

                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

Composition of the Governance Committee. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

Purpose of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board of Trustees, and the compensation of such persons.

Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

Duties and Powers of the Governance Committee. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

     To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

     To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

                                     EX-1-1

     To recommend to the Board of Trustees from time to time, and in any event at least every four years, an Independent Trustee to be appointed as Chairperson of the Board of Trustees, with such duties and powers as are set forth on Appendix B hereto.

     To  evaluate  the  Board  of  Trustees'   performance  of  its  duties  and
     responsibilities at least annually, which evaluation shall include consideration of the number of funds on whose boards each Trustee serves, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

     To review periodically the compensation of the Trustees and the Chairperson of the Board of Trustees and to make recommendations to the Board of Trustees for any appropriate changes to such compensation.

     To review at least annually and make recommendations to the Board of Trustees with respect to the identity, responsibilities, composition and effectiveness of the various Committees of the Board of Trustees.

     To review periodically the Board's membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a Committee of the Board.

     To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the Board of Trustees.

     To review the adequacy of this charter and evaluate the Governance Committee's performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

     To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                     EX-1-2

                                   APPENDIX A

                                EATON VANCE FUNDS

                PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I. Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance
     Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

     Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

II. Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate's educational background, (iv) the candidate's reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and
     (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

                                     EX-1-3

                                   APPENDIX B

                                EATON VANCE FUNDS

                       OFFICE OF CHAIRPERSON OF THE BOARD

I. Independent Chairperson of the Board. The Governance Committee is empowered to recommend an Independent Trustee for appointment by the full Board of Trustees as the Chairperson of the Board. The power and authority vested in the Chairperson and his or her status as an Independent Trustee are intended to enhance the ability of the Trustees to promote the interests of the shareholders of the Funds. The Chairperson's role is non-executive in nature, and the Chairperson shall not be directly responsible for the day-to-day operation or administration of the Funds, nor for decisions with respect to matters that would otherwise be within the purview of the Board as a whole or the Independent Trustees as a group.

     Duties and Powers of the Chairperson. The Chairperson of the Board shall have the following duties and powers with respect to each Fund:

          To preside at meetings of the Board of Trustees; and to exercise primary responsibility with respect to the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.

          To serve as a member of the Governance, Special and Audit Committees of the Board of Trustees and to serve as the Chairperson of the Special Committee of the Board.

          To call meetings of the Board of Trustees and of any Committee thereof on such occasions and under such circumstances as the Chairperson may deemed necessary or desirable.

          To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board of Trustees.

          To have the power and authority (but not the duty) to preside from time to time at meetings of the shareholders of the Fund, and to delegate such power and authority to other Trustees or officers of the Fund, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson; provided, however, that in the event that the Chairperson does not preside at a meeting of shareholders or delegate such power and authority to another Trustee or officer of the Fund, the President of the Fund or the President's designee shall preside at such meeting.

          To serve as a point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board of Trustees.

                                     EX-1-4

          To have and exercise such duties and powers as are typically vested in a "lead" independent trustee of a mutual fund.

          To have, exercise and perform such additional duties and powers with respect to the Fund as from to time may be delegated to the Chairperson by the Board of Trustees.

Term of Appointment. Each appointee to the office of Chairperson of the Board shall serve in such capacity for a term of four years or until (i) such appointee's earlier resignation or removal from such office by the Board of Trustees upon the recommendation of the Governance Committee, or (ii) such appointee ceases to be a member of the Board of Trustees.

Resources and Authority of the Chairperson. The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chairperson. The Chairperson, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other service providers as he or she deems necessary or desirable.

II. Ongoing Review by Committee. In establishing the office of the Chairperson of the Board, the Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Committee will continue to monitor the effectiveness of the office of the Chairperson, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.




                                     EX-1-5

                                                                       EXHIBIT 2

                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Audit Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended ) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Audit Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. Each member of the Audit Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board of Trustees or of a committee of the Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and any other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment and financial literacy. At least one member of the Audit Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the American Stock Exchange and New York Stock Exchange. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chairperson of the Audit Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. Purposes of the Audit Committee. The purposes of the Audit Committee are to:

        1. oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

        2.     oversee or, as appropriate, assist Board oversight of the quality
               and  integrity  of  the  Funds'  financial   statements  and  the
               independent audit thereof;

        3. oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;

        4. approve prior to appointment the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

        5. evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

                                     EX-2-1

        6. prepare such audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

     The primary function of the Audit Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds' service providers, including the independent auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Audit Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III. Meetings of the Audit Committee. Meetings of the Audit Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the C hairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

        1. To review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including disclosures under the item "Management's Discussion of Fund Performance").

        2. To consider the results of the examination of the Fund's financial statements by the independent auditors, the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

        3. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and
               (c) the compensation of the independent auditors.

                                     EX-2-2

        4. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit
               Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

        5. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

        6. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

        7. To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

        8. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material

                                     EX-2-3
               written communications between the independent auditors and the management of the Fund since the last annual report or update,
               (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

        9. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 "Communication With Audit Committees," as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

        10. To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto.

        11. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

        12. With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund's annual meeting of shareholders.

        13. To discuss generally the Fund's earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Audit Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

                                     EX-2-4

        14. To consider the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

        15. To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

        16. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

        17.    To  direct  and  supervise  investigations  with  respect  to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

        18. To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

        19. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

        20. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

        21. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                     EX-2-5

                                   APPENDIX A

                                EATON VANCE FUNDS

                      AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.       Procedures for Receiving Complaints

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

        1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

        2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

        3. The name and contact information for the current Chairperson of the Audit Committee will be provided to Employees when they are provided with a copy of these procedures.

II.      Procedures for Treating Complaints

The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

                                     EX-2-6

        1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

        2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

        3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

        4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Audit Committee will then report to the Board of Trustees at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Audit Committee may make its report in an executive session of the Board of Trustees.

III.     Procedures for Retaining Complaints

The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.




                                     EX-2-7

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132

                                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                   *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

          VOTE BY TELEPHONE                  VOTE ON THE INTERNET                    VOTE BY MAIL
1) Read the Proxy Statement and      1) Read the Proxy Statement and        1) Read the Proxy Statement
   have this card at hand               have this card at hand              2) If you want to vote use the
2) Call 1-800-690-6903               2) Go to www.proxyweb.com/proxy           Proxy Card on reverse
3) Enter control number shown at     3) Enter control number shown at       3) Return the card in the
   left and follow the simple           left and follow the simple             postage-paid envelope provided
   instructions                         instructions
4) Keep this card for your records   4) Keep this card for your records

*** Control Number:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  April 29, 2005
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, April 29, 2005 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                      Dated: __________________


                             PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                   IN THE ACCOMPANYING ENVELOPE.
                              NO POSTAGE REQUIRED IF MAILED IN THE U.S.


                    ____________________________________________________________
                    Signature(s):                              (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                               EATON VANCE PROXY

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                      For all             Withhold
                                                                                   Nominees Listed      authority to
1.  To elect as Trustee the following nominees:                                   (except as noted      vote for all
    For all Trusts and Portfolios:                                                    at left)         nominees listed
    (01) Benjamin C. Esty, (02) James B. Hawkes, (03) Samuel L. Hayes, III,
    (04) William H. Park, (05) Ronald A. Pearlman, (06) Norton H. Reamer,
    (07) Lynn A. Stout, (08) Ralph F. Verni

     __________________________________________________________________________
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.



Note Address Change:       _______________________________

                           _______________________________

                           _______________________________
                             PLEASE SIGN ON REVERSE SIDE